April 24, 2017

James E. O’Connor, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price High Yield Fund, Inc.

  T. Rowe Price U.S. High Yield Fund (the “Fund”) consisting of the following classes:

   T. Rowe Price U.S. High Yield Fund

   T. Rowe Price U.S. High Yield Fund—Advisor Class

   T. Rowe Price U.S. High Yield Fund—I Class

  File Nos.: 002-93707 / 811-04119

Dear Mr. O’Connor:

This letter is being filed in accordance with Rule 497(j) of the Securities Act of 1933. There are no changes to the funds’ Statement of Additional Information (“SAI”) or prospectus that were filed under Rule 485(a) on April 18, 2017.

The prospectus and SAI were declared effective on April 19, 2017.

If you have any questions about this filing, please give me a call at 410-345-4981 or, in my absence, Brian R. Poole at 410-345-6646.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman